Exhibit 10.38

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K.  A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO.1 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No.1 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below (“Amendment Effective Date”) by and between HAPS Mobile Inc. (“HAPSMobile”) and AeroVironment, Inc. (“AV”) to amend the Design and Development Agreement (Step2) (the “DDA”) made as of December 27, 2017 between HAPSMobile and AV..

Background

The Parties wished to raise certain technical specification changes to Attachment A and D to the DDA, and related changes Attachment F to the DDA (“Changes”) following the Change Control procedures set forth in Article 2.4 of and Attachment G to the DDA and such Change Control procedures were successfully completed on February 15, 2018. Therefore, to formalize and reflect the Changes, the Parties hereby agree with the amendments to the DDA as follows:

Amendment

1.          Section 1.1 “Aircraft Deliverables” (subsection of Section 1. ”Hardware Deliverables”) of Attachment A (DELIVERABLES) to the DDA is hereby deleted in its entirety and replaced with the following clause:

1.1 Aircraft Deliverables

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Hawk30 Prototype [***]	[***]	[***]	[***]	[***]
Hawk30 Prototype [***]	[***]	[***]	[***]	[***]

The [***] Implementation plan is as follows:

Hawk30 Prototype [***] will have [***] of [***] device set manufactured by [***]

Hawk30 Prototype [***] will have [***] of [***] device set manufactured by [***] and [***] device set manufactured by [***].

[***]

*1. [***].

2.          Sections  [***] and [***] [***] (Subsection of [***] – Section [***].  [***] – [***]) of Attachment [***] ([***]) to the DDA is hereby deleted in its entirety and replaced with the following clause:

[***].

[***]  Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

[***].

[***].

[***].

[***].

3.          Section 1. “Payment for Work Step2” (Subsection of “PRICING & PAYMENT SCHEDULE”) of Attachment F  (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA is hereby deleted in its entirety and replaced with the following clause:

1.  Payment for Work Step2

The total amount of Design and Development Fees payable for Step 2 is Not-to-Exceed USD $75,789,302 based on Best Efforts (the “Initial Contract Value”). The Initial Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”).  The Parties agree to account for payment of USD $5,988,678 already made by SoftBank to AV as payment for the consideration of Step 2 Bridge Contract as partial payment for commencing Step 2. HAPSMobile shall pay to AV the remaining balance of USD $69,800,624 in accordance with Exhibit A to this Attachment F Project Funds Status Report through a combined Milestone & Monthly Invoice approach as detailed further in this Attachment F. Each Milestone payment shall be payable after completion of the applicable Milestone according to Completion criteria on Attachment H. HAPSMobile agrees to issue (3) three separate Orders to AV for authorization of Work. The Orders shall be issued as follows:  initial Order [***]; second Order [***]; and the third Order [***]. Each Order will be issued pursuant to the terms and conditions of this Agreement including the attachments thereto. Work performed under the Orders will be in support of the entire Statement of Work, up to the value funded on the Order.

4.          All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA. Hereby the Parties expressly confirm that no change applies to the Project Milestone set forth in ATTACHMENT I despite of the Changes. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

[***]  Information has been omitted pursuant to Item 601(b)(2).

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of
HAPSMobile Inc.		AeroVironment, Inc.

By:	../s/ Junichi Miyakawa................................	By:	./s/ Jon Self.....................................……
Name:	Junichi Miyakawa	Name:	Jon Self
Title:	Preisdent and CEO	Title:	VP HAPS Programs
Date:		Date:

3

[***]  Information has been omitted pursuant to Item 601(b)(2).